Financial Risk Factors and Risk Management - Designated Hedged Items in Foreign Currency Exchange Rate Hedges (Details) - Forecasted License Payments - Foreign Currency - Cash Flow Hedge € in Millions	12 Months Ended
Dec. 31, 2018 EUR (€)
FINANCIAL RISK FACTORS
Change in value used for calculating hedge ineffectiveness	€ (4)
Hedge item	(4)
Cost of hedging	(2)
Balances remaining in cash flow hedge reserve for which hedge accounting is no longer applied	€ 0